CERTIFICATION
                  PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT
                    AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Lawrence E. Davanzo, President of Wilshire Mutual Funds, Inc. (the "Registrant"), certify, to the best of my knowledge, that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  March 11, 2009                           /s/ Lawrence E. Davanzo
      ------------------------                  --------------------------------
                                                Lawrence E. Davanzo, President
                                                (principal executive officer)

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                                  CERTIFICATION
                  PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT
                      AND SECTION 906 OF THE SARBANES-OXLEY

I, Helen Thompson, Treasurer of Wilshire Mutual Funds, Inc. (the "Registrant"), certify, to the best of my knowledge, that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  March 11, 2009                            /s/ Helen Thompson
      --------------------------                 -------------------------------
                                                 Helen Thompson, Treasurer
                                                 (principal financial officer)